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         Supplement Dated June 1, 1999 to Prospectus dated May 1, 1999 for Pacific Select Variable Annuity
           Issued by Pacific Life Insurance Company  ("Prospectus")


This supplement amends your Prospectus as follows:

For Contracts issued on June 1, 1999 or later, we will allocate any premium payments we receive in accordance with your application or most recent instructions regardless of where you reside. We no longer require that we hold your premium payment in the Money Market Variable Account for 15 days after your Contract is issued if your Contract is delivered in a state that requires us to refund premium if you exercise your right to cancel.

We also waive the restriction on transfers from the Money Market Variable Account during the 15 days following the Contract Date.

Free Look Right

You may return a Contract within the Free Look Period, which is usually 10 days after you receive the Contract (15 days in Colorado, 20 days in North Dakota and Idaho, and 30 days if you reside in California and are age 60 or older) unless state law requires otherwise.

Premiums received during the Free Look Period will be allocated according to your instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and we will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value as of the end of the Valuation Period in which we receive the Contract plus any Contract Charges and Fees deducted from your Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free Look Period bears only the investment risk, on amounts attributable to premium payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES AND DEDUCTIONS - Variations in Charges, if you return your Contract during the Free Look Period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract Fees and Charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look Period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract Fees and Charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

If you reside in a state that requires us to return premium payments, or your Contract is an IRA, and you exercise the Free Look Right, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any Contract Charges and Fees deducted from the Variable Accounts on the Contract Date. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Contract Charges deducted from the Separate Account on the Contract Date. As of the date of this Prospectus, the following states require return of premium payments:

     Georgia          North Carolina
     Idaho            Oklahoma
     Michigan         South Carolina
     Missouri         Utah
     Nebraska         Washington
                      West Virginia

If your contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.